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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                      THE SECURITIES EXCHANGE ACT OF 1934



 Date of Report (Date of earliest event reported)       January 25, 1994


                           COOPER INDUSTRIES, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                     Ohio
                 (State or Other Jurisdiction of Incorporation)


               1-1175                                   31-4156620
      (Commission File Number)               (IRS Employer Identification No.)


1001 Fannin, Suite 4000, Houston, Texas                     77002
(Address of Principal Executive Offices)                  (Zip Code)


                                  713/739-5400
              (Registrant's Telephone Number, Including Area Code)


 ______________________________________________________________________________
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5   Other Events

         The Company issued the press release attached hereto as Exhibit 99.1.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        COOPER INDUSTRIES, INC.
                                        -----------------------------------
                                             (Registrant)



Date:   January 27, 1994                /s/  Diane K. Schumacher
     ----------------------             -----------------------------------
                                             Diane K. Schumacher
                                             Vice President, Administration
                                             and Corporate Secretary
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                                EXHIBIT INDEX

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Exhibit No.
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   99.1          Company Press Release

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